UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

THE RESERVE PETROLEUM COMPANY
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:_______________
(2)	Aggregate number of securities to which transaction applies:_______________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______________

(4)	Proposed maximum aggregate value of transaction:_______________
(5)	Total fee paid:_______________
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:_______________
(2)	Form, Schedule or Registration Statement No.:_______________
(3)	Filing Party:_______________
(4)	Date Filed: ________________

THE RESERVE PETROLEUM COMPANY

Notice of 2011
Annual Meeting
and
Proxy Statement

THE RESERVE PETROLEUM COMPANY
6801 Broadway Ext., Suite 300
Oklahoma City, Oklahoma 73116-9037

April 15, 2011

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2011 Annual Meeting of Stockholders of The Reserve Petroleum Company on Tuesday, May 17, 2011, at 3:00 p.m. local time, in Oklahoma City, Oklahoma. Information about the Annual Meeting is presented in the following pages.

The Annual Meeting will begin with a discussion and vote on the matters set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders and Proxy Statement, followed by a discussion on any other business matters that are properly brought before the Annual Meeting.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning your Proxy Card in the enclosed envelope.

This Proxy Statement and the Company’s 2010 Annual Report on Form 10-K are also available on the website https://materials.proxyvote.com/761102.

If you will need special assistance at the Annual Meeting because of a disability, please contact James L. Tyler, 2nd Vice President, at (405) 848-7551.

Thank you for your continued support of The Reserve Petroleum Company. We look forward to seeing you on May 17.

Sincerely,

/s/  Mason McLain

Mason McLain
Chairman of the Board

i

IMPORTANT VOTING INFORMATION

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary authority under NYSE rules to vote your shares for the ratification of HoganTaylor LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of Directors without instructions from you, in which case, a broker non-vote will occur and your shares will not be voted on the election of Directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

ii

THE RESERVE PETROLEUM COMPANY
6801 Broadway Ext., Suite 300
Oklahoma City, Oklahoma 73116-9037

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders:

The 2011 Annual Meeting of Stockholders of The Reserve Petroleum Company (the “Company”) will be held on Tuesday, May 17, 2011, at 3:00 p.m. local time, at the offices of the Company at 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma for the following purposes:

1.	Electing nine (9) Directors to serve for the next year and until their successors are elected and qualified.

2.	Ratification of the selection of HoganTaylor LLP as independent registered public accounting firm for 2011.

3.	Transacting such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 11, 2011, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the Annual Meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy Card. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your Proxy Card.

By Order of the Board of Directors,

/s/ Mason McLain

Mason McLain
Chairman of the Board

iii

PROXY STATEMENT

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of The Reserve Petroleum Company (the “Company”, “we”, “our” or “us”) for the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the principal executive offices of the Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037, on Tuesday, May 17, 2011, at 3:00 p.m. local time, or any adjournment thereof. This Proxy Statement and Proxy Card are first being sent to the stockholders on or about April 15, 2011. The proxy will be voted at the Annual Meeting if the signer of the Proxy Card was a stockholder of record on April 11, 2011 (the “Record Date”).

SOLICITATION OF PROXIES

The Company will bear the costs of solicitation, which are estimated to be $35,000, of which approximately $25,000 has been spent to date. Solicitation of proxies may be made by personal interview, mail or telephone by Directors, officers, and regular employees of the Company. Copies of proxy material and of the Company’s 2010 Annual Report on Form 10-K may also be supplied to holders of record, as well as to brokers, dealers, banks and voting trustees or their nominees, for the purpose of soliciting proxies from the beneficial owners, and the Company will reimburse those holders for their reasonable forwarding expenses.

VOTING RIGHTS AND OUTSTANDING SHARES

Voting rights are vested exclusively in the holders of the Company’s common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 161,186.64 shares of common stock of the Company outstanding and entitled to be voted.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the Record Date, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of the stockholders of record on the Record Date.

All votes will be tabulated by the Inspector of Election appointed for the Annual Meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote, provided a quorum is present. Proxies specifying “withheld authority to vote” or “abstain” will have the same effect as a vote “against” the nominees, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 17th, the Annual Meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote at the Annual Meeting will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the Restated Bylaws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the offices of the Company for a period of ten (10) days preceding the Annual Meeting and at the Annual Meeting for purposes relating to the Annual Meeting.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by completing, signing, dating and returning the enclosed Proxy Card in the envelope provided. Submitting your instructions by Proxy Card will not affect your right to attend the Annual Meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying James L. Tyler, the Inspector of Election, in writing of such revocation.

A stockholder of record on the Record Date may vote in one of the following ways:

•	by completing and mailing the Proxy Card; or
•	by written ballot at the Annual Meeting.

Your shares will be voted as you indicate on your Proxy Card. If you return your Proxy Card, but you do not indicate your voting preferences, the proxies will vote your shares FOR the nominees for Directors, FOR the ratification of the selection of HoganTaylor as independent registered public accounting firm for 2011 and in their discretion for such other matters as may come before the Annual Meeting.

If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee. Your shares should be voted by your broker or nominee as you have directed. If your shares are held in street name, and you wish to have your shares voted for the election of Directors, you must either (i) instruct the record holder how to vote your shares; or (ii) bring a brokerage statement or other proof of ownership of the Company’s stock as of the Record Date with you to the Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting.

For additional information concerning the manner of proxy solicitation and voting, please see “Additional Information” beginning on page 15 of this Proxy Statement.

INFORMATION RELATING TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Directors and Director Nominees

The Company elects all Directors of the Board each year. Because we are a very small company with only eight employees, we try to keep the process of operating the Company as uncomplicated as possible. At the same time, we make every effort to comply with all of the Securities and Exchange Commission (“SEC”) rules and regulations required of all public companies. We have been in business since 1932 and try to operate the Company today using the same principles as when the Company was formed. Our operations have progressed as technology has advanced. As indicated later in the Director Compensation section of this Proxy Statement, the Company’s Directors’ fees are nominal, and we have no stock incentive based compensation for the Directors, executive officers or employees. Accordingly, all existing Directors are re-nominated each year, unless they elect not to serve.

The least senior member of the Board has served ten years and has agreed to be nominated for an eleventh year. The Company has not nominated nor elected any Director who was not currently serving on the Board since the Company’s Statement of Governance Principles and Nominating Committee Charter were adopted by the Board in 2004. At the time these documents were adopted, all members of the Board met the qualifications set out in those documents and continue to do so. The Nominating Committee reviewed these documents earlier this year, and they have been revised to comply with current SEC director and nominee disclosure requirements. Copies of the revised documents are attached to this Proxy Statement as Appendix A and B.

Each non-employee Director was originally nominated to serve on the Board based on his individual business backgrounds. Our current Directors and nominees have a wide variety of business experience including some with petroleum industry experience and some with none. Some nominees have large corporate background work experience, and some have experience working in or managing smaller companies or their own company. Because of the Company’s practice of re-nominating the current Directors, the primary qualification that led to each nominee being chosen to serve as a director for the coming year is their prior service and experience as a Director.

In light of the Company’s business and structure, the diversity of the Board is limited to the variety of business experience and backgrounds of the current Director nominees.

The nine (9) persons named below are nominees for election as Directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve, which the Company has no reason to expect, the persons named in the accompanying Proxy Card intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Each nominee is currently a Director and each has served continuously as a Director since the date of his first election or appointment to the Board. The Board has determined that the following Directors are independent, as independence is defined in Rule 5605(a)(2) of the NASDAQ listing standards: Jerry Crow, Marvin E. Harris, William M. (Bill) Smith and Doug Fuller.

The Board recommends a vote FOR each nominee for Director set forth below.

The following information and the information set forth in “Executive Officers” pertains to each person’s (i) age as of April 11, 2011; (ii) principal occupations for at least the past five years; and (iii) directorships in other public and private companies at any time during the past five years.

Name	Age	Position/Office Held with Company	Position Held Continuously Since
Mason McLain 1	84	Chairman	May 3, 1955
Robert T. McLain 1	81	None	May 2, 1972
Robert L. Savage	63	None	May 6, 1975
Jerry L. Crow 1	74	None	May 4, 1982
Marvin E. Harris, Jr.	59	None	May 7, 1991
William M. (Bill) Smith	52	None	May 5, 1998
Doug Fuller	53	None	May 2, 2000
Cameron R. McLain	52	Chief Executive Officer/ President/Exploration Manager	May 9, 1982
Kyle L. McLain	56	Executive Vice President/ Production Manager	May 12, 1984
___________________________________

1	Member of Executive Committee

Executive Officers

The following persons are the executive officers of the Company:

Name	Age	Position/Office Held with Company	Position Held Continuously Since
Mason McLain	84	Chairman 1	May 19, 2009
Cameron R. McLain	52	CEO/President	May 19, 2009
Kyle L. McLain	56	Executive Vice President	May 20, 2008
James L. Tyler	63	2nd Vice President, Secretary/Treasurer	January 1, 2004
___________________________________

1	As Chairman, Mason McLain is considered an executive officer of the Company.

Mason McLain, Director and Chairman, and Robert T. McLain, Director, are brothers. Cameron R. McLain, Director, CEO and President, and Kyle L. McLain, Director and Executive Vice President, are sons of Mason McLain.

Mason McLain, currently serving as Chairman, served as Chief Executive Officer (“CEO”) from May 6, 1969 until May 19, 2009, when he relinquished that title. He had previously served as President from 1969 to 2008, 1st Vice President from 1966 to 1969, and 2nd Vice President from 1958 to 1966. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated organizations. Those organizations are Mesquite Minerals, Inc. (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry. Mr. McLain holds a Bachelors degree in Petroleum Engineering from the University of Oklahoma. He is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

Cameron R. McLain was elected Chief Executive Officer on May 19, 2009, and President of the Company on May 20, 2008. He also serves as Exploration Manager and has served in that capacity continuously since his employment on May 9, 1982. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. He was previously employed from May 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. He is also a director and officer of Mid-American Oil Company and Mesquite Minerals, Inc.

Kyle McLain was elected Executive Vice President on May 20, 2008. He also serves as Production Manager and has served in that capacity continuously since his employment on May 12, 1984. He devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May 1980 to May 1984. He has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is also a director and officer of Mid-American Oil Company and Mesquite Minerals, Inc.

Robert T. McLain served as 1st Vice President of the Company from May 4, 1976, until he retired May 20, 2008. Prior to that date, he was Secretary-Treasurer of the Company from 1972 to 1976. He is Chairman of the Board of the Mull Corporation. Mr. McLain had previously served as Chairman and Chief Executive Officer of Bunte¢ Candies, Inc. from 1972 to 1991. He holds a Bachelor of Science degree in Business Administration and a Doctor of Laws degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

Robert L. Savage is President of Leonard Securities, Inc., a FINRA Broker Dealer, which he formed in 1997. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. Mr. Savage was previously employed as an Account Executive with Reynolds Securities and subsequently Dean Witter Reynolds from 1975 to 1989. He was Vice President with Park Avenue Securities, Inc. from January 1989 to May 1994 and Century Investment Group, Inc. from May 1994 to October 1997. He has a Bachelors degree in Business Administration from Trinity University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company from April 1976 until he retired in December 2003. He served as Secretary-Treasurer and 2nd Vice President during his employment. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University, and is a Certified Public Accountant in both Texas and Oklahoma. He is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

Marvin E. Harris, Jr. is a Principal Analyst with Southwest Research Institute. He was formerly President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date, he had been employed as President of RDS Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham, and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith is the owner of W.M. Smith Energy, LLC, a geological consulting company, which he formed January 1, 2008. Prior to that date, he had served as Manager of Geology at Bracken Operating, LLC since 1994 and was also part owner. Mr. Smith joined Bracken Exploration Co. as an Exploration Geologist in 1981 and became Vice President of Geology until 1986. In 1986, he assisted in forming Bracken Energy Company, for whom he was an employee and part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980 and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller has been employed as Executive Vice President, Senior Lending Officer with Quail Creek Bank since April 20, 2009. He was previously employed as Membership Director with Leadership Oklahoma from May 2007 until April 2009. Before that, Mr. Fuller was an executive officer with Bank of Oklahoma from 1992 until May 2007. He has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University. Mr. Fuller is also a director of Quail Creek Bank.

James L. Tyler was employed by the Company on August 1, 2003, and was elected 2nd Vice President and Secretary-Treasurer, effective January 1, 2004, to replace Jerry L. Crow. Mr. Tyler devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. Tyler was previously employed as Vice-President Controller for Grace Petroleum Corporation from May 1979 to May 1994 and Controller for MCNIC Oil & Gas, Inc. from June 1994 to April 1999. From May 1999 until March 2003, he was employed as Controller for Express Ranches and Accounting Manager for Bison Drilling Company. Mr. Tyler holds a Bachelor of Science degree in Accounting from the University of Central Oklahoma, Edmond, Oklahoma, and is a Certified Public Accountant in Oklahoma.

Involvement in Certain Legal Proceedings

On August 16, 2005, Robert L. Savage executed NASD Letter of Acceptance, Waiver and Consent No. E052004004203 (the “AWC”) for the purpose of settling alleged violations of NASD Conduct Rules by Mr. Savage and by Leonard Securities, Inc. (“Leonard Securities”), of which he is President. Without admitting or denying the allegations or findings, Mr. Savage and Leonard Securities accepted and consented to the entry of the following findings by the NASD: (i) that during the period on or about April 11, 2002, through on or about January 9, 2003, Leonard Securities, acting through its president, Mr. Savage, failed to establish, maintain and enforce a system of supervision reasonably designed to ensure compliance with NASD Conduct Rule 2310; (ii) that Leonard Securities had no system, other than review of daily order tickets and monthly customer statements, designed to detect mutual fund switching and short-trading of mutual funds; (iii) that reviews of daily order tickets were inadequate because mutual fund sale and purchase transactions were often entered on different days; (iv) that reviews of monthly customer statements were inadequate because the statements did not disclose commission charges or the mutual fund purchase date; and (v) that such acts, practices and conduct constitute separate and distinct violations of NASD Conduct Rules 3010(a) and 2110 by Leonard Securities and Mr. Savage. The NASD imposed the following sanctions: (a) a monetary fine in the amount of $10,000 was assessed against Mr. Savage and Leonard Securities, jointly and severally; (b) a 10 business-day suspension of Mr. Savage from association with any NASD member in any principal capacity was imposed; and (c) Leonard Securities and Mr. Savage, jointly and severally, were required to pay restitution in the total amount of $14,259.00, which represented the excess commissions paid by the customers of Leonard Securities in the purchase of mutual funds, plus accrued interest. Mr. Savage and Leonard Securities have fully complied with the terms and conditions of the AWC. As set forth in the AWC, Mr. Savage has not previously been the subject of a formal disciplinary action by any regulatory body.

Certain Relationships and Related Transactions

The Company is affiliated by common management and ownership with Mesquite Minerals, Inc. (“Mesquite”), Mid-American Oil Company (“Mid-American”), Lochbuie Limited Partnership (“LLTD”) and Lochbuie Holding Company (“LHC”). The Company also owns interests in certain producing and non-producing oil and gas properties as tenants in common with Mesquite, Mid-American and LLTD. Mason McLain, a Director and former CEO of the Company, is a director of Mesquite and Mid-American. Jerry Crow and Robert T. McLain, Directors of the Company, are directors of Mesquite and Mid-American. Kyle McLain and Cameron R. McLain are sons of Mason McLain, who owns more than 5% of the Company, and are Directors and officers of the Company. Both are directors and officers of Mesquite and Mid-American. Mason McLain and Robert T. McLain, who are brothers, each own an approximate 32% limited partner interest in LLTD and a 33.33% ownership in LHC. Mason McLain is president of LHC, the general partner of LLTD. Robert T. McLain is not an employee of any of the above entities and devotes only a small amount of time conducting their business.

The above named officers and Directors, as a group, beneficially own approximately 30% of the common stock of the Company, approximately 32% of the common stock of Mesquite and approximately 17% of the common stock of Mid-American. Each of these three corporations has only one class of stock outstanding. Note 12 to the Company’s Financial Statements contained in Item 8, “Financial Statements and Supplementary Data” of the Company’s Form 10-K for the fiscal year ended December 31, 2010, includes additional disclosures regarding these relationships. See “Additional Information.”

Robert L. Savage, a Director, is also the President of Leonard Securities, Inc. (“LSI”). LSI manages the Company’s portfolio of “Trading Securities,” and this asset was listed in the Company’s December 31, 2010, balance sheet at $414,124, which represents the year-end market price of the securities in the portfolio. The $414,124 represents securities with a cost of $373,148, plus a market adjustment of $40,976. LSI earned $8,938 in broker commissions and fees on the securities bought and sold in 2010. Realized gains (net of losses) on the securities sold totaled $28,038 in 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the only persons known by the Company to be beneficial owners of more than 5% of the Company’s common stock as of April 11, 2011:

Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class 3

Mason McLain 1,2	13,8734	8.60
6801 Broadway Ext., Suite 300
Oklahoma City, OK 73116-9037

Robert T. McLain 1,2	12,1495	7.54
6403 N.W. Grand Blvd., Suite 200
Oklahoma City, OK 73116-6503

Norma Moe 1,2	11,9496	7.41
3100 Brush Creek Road
Oklahoma City, OK 73120-1854
___________________________________

1	Mason McLain, Robert T. McLain and Norma Moe are siblings.

2	Lochbuie Holding Company (“LHC”) is an “S” Corporation and owns 2,352 shares of common stock. Each sibling owns one-third of LHC.

3	Calculations of percent of class are based on the number of shares of common stock outstanding as of April 11, 2011, excluding shares held by or for the Company.

4	13,089 owned directly; 784 shares owned indirectly by LHC.

5	8,032 owned directly; 3,333 owned by wife; 784 shares owned indirectly by LHC.

6	11,165 owned directly; 784 shares owned indirectly by LHC.

Security Ownership of Management

The following table sets forth information regarding the Company’s common stock beneficially owned by its executive officers and Directors as of April 11, 2011:

Name	Title of Class	Amount & Nature of Beneficial Ownership			Percent of Class
Mason McLain	Common	13,873	1		8.60
Robert T. McLain	Common	12,149	2		7.54
Robert L. Savage	Common	1,269		Owned Directly	.79
Jerry L. Crow	Common	5,379		Owned Directly	3.34
Cameron R. McLain	Common	7,484		Owned Directly	4.64
Kyle L. McLain	Common	7,484		Owned Directly	4.64
All Directors		47,638			29.55
All Directors and Executive Officers as a Group (10 persons)		47,638			29.55
___________________________________

1	13,089 owned directly; 784 shares owned indirectly by LHC.

2	8,032 owned directly; 3,333 owned by wife; 784 shares owned indirectly by LHC.

INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Company chose to separate the Chief Executive Officer and Board Chairman positions in May 2009. This was done at the request of Mason McLain, the Chairman and Chief Executive Officer at that time. His decision was primarily due to his age, and his desire to become less involved in the day to day Company operations.

Board of Directors Role in Risk Oversight

Due to the relatively small size of the Company and the limited number of Board meetings held annually, the Board has delegated its risk oversight function to the Company’s four executive officers. Three of the four executive officers are also Directors. The non-employee Directors feel that since these officers supervise the day-to-day risk management of the Company, they are best equipped and the most logical choice for the risk oversight function. In addition, these officers have the overall responsibility to assess and manage the Company’s exposure to all risks, including credit, liquidity and operational risks.

Meetings

The Board held three meetings during the Company’s fiscal year ended December 31, 2010. All Directors were present at all meetings, except on May 18, 2010, when Marvin E. Harris was absent. It is the Board’s policy that Directors should attend the Company’s Annual Meeting of Stockholders. Last year, all Directors except Marvin E. Harris attended the Annual Meeting of Stockholders.

Committees

In General. The Company does not have standing audit and compensation committees of the Board or committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company’s stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the Pink Sheet Electronics Quotation Service in the Pink Sheets OTC Market Report, and in the OTC Bulletin Board under the symbol “RSRV.”

Audit Committee. The Company does not have a separately-designated standing Audit Committee. The entire Board acts as the Company’s Audit Committee. The Board has determined that Mr. Crow is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Nominating Committee. The Board adopted the Company’s Statement of Governance Principles and Nominating Committee Charter in 2004. Minimum qualifications for Director Nominees are detailed in the Statement of Governance Principles, along with procedures for stockholders to recommend Director candidates for consideration by the Nominating Committee. These documents were revised in March 2011 to comply with the 2010 enhanced SEC director and nominee disclosure requirements. Copies of the revised documents are attached to this proxy statement as Appendix A and B.

The Board has designated a Nominating Committee, which consists of Mason McLain, Doug Fuller and Bill Smith. Both, Mr. Fuller and Mr. Smith, are “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Nominating Committee makes recommendations to the Board regarding individuals for nomination as Director and, in addition, may consider other matters relating to corporate governance. The Nominating Committee met once in March 2011 and recommended that the current Directors be nominated to serve another one-year term on the Board. In addition, they revised the Company’s Statement of Governance Principles as discussed above.

The Nominating Committee evaluates qualified nominees for Director using the same process regardless of whether the nominee is recommended by an officer, Director or stockholder.

Director Compensation

Directors are compensated on a per meeting basis and only for those Board meetings attended. The amount of compensation is set by a vote of the Directors at each Board meeting. In the year ended December 31, 2010, the non-employee Directors were compensated in the amount of $1,000 for each of the meetings attended. All committee meetings are held just prior to the Board meetings or by telephone conference, and Directors or officers of the Company who are also Directors receive no additional compensation for committee meetings.

The Company provides no stock or stock option awards compensation, non-equity incentive compensation or deferred compensation to any of our Directors.

The following table provides information relating to total compensation amounts paid to Directors:

2010 Director Compensation Table

Name	Year	Fees Earned or Paid in Cash 1	Total
Marvin E. Harris	2010	$2,000	$2,000
Each other director 2	2010	$3,000	$3,000
___________________________________

1	Amounts represent fees for attending Board meetings during the year at $1,000 per meeting.
2	Mason McLain, Cameron McLain, Kyle McLain, Robert T. McLain, Robert Savage, Jerry Crow, William M. (Bill) Smith and Doug Fuller.

EXECUTIVE COMPENSATION

Overview

As indicated earlier, the Company does not have a standing compensation committee of the Board or a committee performing a similar function. We are a smaller reporting company whose securities are not quoted on NASDAQ or listed on any exchange. The Company has a total of only eight employees, four of whom are classified as executive officers. Non-employee Directors’ compensation was discussed in the previous section.

Compensation Philosophy and Objectives

Because we are so small, our compensation philosophy and objectives are to provide compensation that is fair and reasonable for all employees at a competitive level that will allow us to attract and retain qualified personnel necessary to operate the Company at the most efficient level possible. At the same time, we strive to comply with all the operational and financial rules and regulations required of any public company, and specifically, those relating to the oil and gas exploration and production (“E&P”) industry. In addition, we try to maintain compensation at a level that is competitive with other companies in this industry. Our philosophy and objectives for compensation of executive officers are no different from the other employees.

Compensation levels for all employees, including executive officers, are reviewed annually in early November by our Chairman, our Chief Executive Officer and our Executive Vice President. This review process includes reviews of salary and wage surveys, primarily for the oil and gas E&P industry, and informal performance evaluations provided by supervisors. Compensation levels for the next fiscal year are determined during this review process, and presented to the entire Board for approval at its meeting on the third Tuesday in November each year. Compensation consultants are not utilized in the compensation review process and no fees are paid to anyone relative to this process. The Board and management do not believe that there are any risks arising from the Company’s compensation policies and practices for the Company’s employees, including non-executive officers, that are reasonably likely to have a material adverse effect on the Company.

Elements of Compensation

Elements of our executive compensation and benefits package are as follows:

•	a base salary;

•	a bonus equal to one, two or three month’s base salary, paid in early December each year; and

•	Company-sponsored employee benefits, such as life and health insurance benefits and a qualified 401(k) savings plan.

These elements of compensation are no different than those provided to all of our employees.

The Company provides no incentive bonus compensation, stock or stock option awards compensation, non-equity incentive compensation or deferred compensation to the executive officers or to any of our other employees.

The following table summarizes the compensation paid to our principal executive officer and our three other highest paid executive officers during the fiscal years ended December 31, 2010 and 2009.

2010 Summary Compensation Table

Name and Principal Position	Year	Salary 1	Bonus	All Other Compensation		Total
Cameron R. McLain	2010	$126,000	$10,500	$8,190	2	$144,690
CEO/President	2009	$120,120	$10,010	$7,808	2	$137,938

Kyle McLain	2010	$126,000	$10,500	$8,190	2	$144,690
Executive Vice President	2009	$120,120	$10,010	$7,808	2	$137,938

Mason McLain	2010	$92,400	$7,700	$6,006	2	$106,106
Chairman 4	2009	$87,360	$7,280	$5,678	2	$100,318

James L. Tyler 5	2010	$87,360	$7,280	$8,405	3	$103,045
Secretary/Treasurer
___________________________________

1	Includes amounts earned but deferred at the election of each officer pursuant to our 401(k) employee savings plan.

2	Amount reflects matching contributions made by the Company under our 401(k) employee savings plan.

3	Includes advisory director fees of $3,000 paid in 2010 and matching contributions made by the Company under our 401(k) employee savings plan in the amount of $5,405 for 2010.

4	Mason McLain retired as our CEO on May 19, 2009, but is still considered an executive officer.

5	James L. Tyler was not a named executive officer in 2009.

CODE OF ETHICS FOR SENIOR OFFICERS

The Company has adopted a Code of Ethics for Senior Officers (the “Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions meeting the criteria set forth in Item 406 of SEC Regulation S-K. The Company will provide to any person, without charge, upon written request addressed to the Company’s Secretary, a copy of the Code of Ethics. This document can also be viewed at the SEC’s website as Exhibit 14 to the Company’s 2005 Form 10-KSB. See “Additional Information.”

INFORMATION REGARDING COMMUNICATIONS WITH AUDITORS

As required by SEC Regulation S-K, Item 407(d)(3)(i), the Board has:

1.	Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2010, with management;

2.	Discussed with HoganTaylor LLP the matters that are required to be discussed by professional standards and by the SEC; and

3.
Received the written disclosures and the letter from HoganTaylor LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding HoganTaylor’s communications with the Board concerning independence and has discussed with HoganTaylor the independent accountant’s independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the Company’s audited financial statements, for and as of the fiscal year ended December 31, 2010, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

The Members of the Board are Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., William M. Smith, Doug Fuller, Cameron McLain and Kyle McLain.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons beneficially owning more than 10% of the Company’s stock to file initial reports of ownership and reports of changes in ownership with the SEC and with the Company. Based solely on a review of the Forms 3 and 4 and any amendments thereto furnished to the Company and written representations from the executive officers and Directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

INDEPENDENT PUBLIC ACCOUNTANTS

In General

HoganTaylor LLP served as our independent accountant for the year ended December 31, 2010 and most of the year ended December 31, 2009. Eide Bailly, LLP, who was dismissed as our independent registered public accounting firm in July 2009, reviewed the Company’s financial statements included in the March 31, 2009 Form 10-Q. The remaining quarterly reviews and year-end audit were performed by HoganTaylor LLP.

The executive officers recommended to the Board that it approve HoganTaylor LLP as the Company’s independent registered public accounting firm for 2011. The Board has approved the selection of HoganTaylor LLP. HoganTaylor LLP served in that capacity for the years ended December 31, 2009 and 2010, as discussed above.

Representatives of HoganTaylor LLP are not expected to be at the Annual Meeting. However, if questions arise, which require their comments; arrangements have been made to solicit their response.

Audit Fees

The aggregate fees billed by HoganTaylor LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2010, and the reviews of the financial statements, included in the Company’s Form 10-Qs for the year, totaled $63,000.

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2009, and the reviews of the financial statements, included in the Company’s Form 10-Qs for the year, totaled $56,180. Of this amount, Eide Bailly, LLP billed $6,180 for their review of the financial statements included in our Form 10-Q for the quarter ended March 31, 2009. The remaining $50,000 was billed by HoganTaylor LLP for the services rendered subsequent to their engagement discussed above. Out of pocket and administrative costs of $180 are included in the amount billed by Eide Bailly, LLP.

Audit – Related Fees

No fees were billed for audit related services by HoganTaylor LLP for either 2010 or 2009.

Tax Fees

The aggregate fees billed for tax services rendered by Eide Bailly, LLP were $13,325 for 2010 and $15,487 for 2009. The fees billed in 2010 included $9,850 for Federal and state income tax return preparation. The remaining $3,475 is for fees to review the interim and year-end tax calculations used to prepare the financial statements. The fees billed in 2009 included $10,500 for Federal and state income tax return preparation. The remaining $4,987 is mostly for fees related to an IRS audit of the Company’s 2007 Federal income tax return.

All Other Fees

HSPG & Associates, PC fees billed were $10,055 in 2010 and $32,086 for 2009. Their fees were for review and testing of the Company’s Internal Control Procedures relating to Sarbanes Oxley Section 404 compliance and in preparation for an audit of these controls for 2010. In September 2010, the SEC permanently exempted small reporting companies from the audit requirement.

Ratification of the Selection of HoganTaylor LLP as Independent Registered Public Accounting Firm for 2011

The Board has approved the selection of HoganTaylor LLP as the Company’s independent registered public accounting firm for 2011.

Your Board of Directors recommends a vote FOR the following proposal:

RESOLVED that the selection by the Board of the firm of HoganTaylor LLP as independent registered public accounting firm for the Company for 2011 is hereby ratified.

ADDITIONAL INFORMATION

Communications Between Stockholders and the Board

The Board has designated Mr. Harris to be the independent Director to receive communications from stockholders seeking to communicate directly with the Company’s independent Directors. Anyone who has a concern about the Company’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company’s Secretary, James L. Tyler, at The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037. Those communications may be confidential or anonymous. All such concerns will be forwarded to Mr. Harris for review. The Board is committed to good governance practices.

Deadline for Stockholders for Inclusion in Next Year’s Proxy Statement

Stockholder proposals intended to be presented at the 2012 Annual Meeting of Stockholders, which is scheduled for May 15, 2012, and included in the Company’s proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received in writing by the Company at the Company’s principal executive offices by Friday, December 16, 2011. Proposals should be addressed to James L. Tyler, Secretary, The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

For any stockholder proposal that is not submitted to the Company for inclusion in our 2012 proxy statement, but is instead sought to be presented by the stockholder directly at the 2012 Annual Meeting, Rule 14a-4(c) under the Securities Exchange Act of 1934 permits management to vote proxies in its discretion if the Company: (1) receives written notice of the proposal before the close of business on Thursday, March 1, 2012, and advises stockholders in the 2012 Proxy Statement about the nature of the matter and how management intends to vote on the matter; or (2) does not receive written notice of the proposal before the close of business on Thursday, March 1, 2012. Notices of intention to present proposals at the 2012 Annual Meeting should be addressed to James L. Tyler, Secretary, The Reserve Petroleum Company, 6801 Broadway Ext., Suite 300, Oklahoma City, Oklahoma 73116-9037.

Voting Securities

Stockholders of record at the close of business on April 11, 2011, will be eligible to vote at the Annual Meeting. The voting securities of the Company consist of its $0.50 par value common stock, of which 161,186.64 shares were outstanding on April 11, 2011. Each share outstanding on the Record Date will be entitled to one vote. Treasury shares are not voted. Individual votes of stockholders are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual stockholder voting records is limited to the Inspector of Election and certain employees of the Company and its agents, who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

Vote Required for Approval

The election of a nominee to the Board requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy. Any other matters also require the affirmative vote of a majority of the shares of common stock voted at the Annual Meeting in person or by proxy. Abstentions, if any, will not be counted as votes cast. Therefore, they will have no effect on the outcome of the other matters to be voted on at the Annual Meeting.

Broker Non-Vote

In General. If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary authority under NYSE rules to vote your shares on the ratification of HoganTaylor LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of Directors without instructions from you, in which case, a broker non-vote will occur and your shares will not be voted on the election of Directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Manner for Voting Proxies

The shares represented, by all valid proxies received by mail, will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted for the nominees for Director named in this Proxy Statement. Should any matter not described above be properly presented at the Annual Meeting, the person or persons named in the Proxy Card will vote in accordance with their judgment.

Other Matters to be Presented

The Board knows of no other matters, which may be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, proxies received in response to this solicitation will be voted upon such matters in the discretion of the person or persons named in the Proxy Card.

Electronic Access to Proxy Statement and Annual Report

A copy of the Company’s 2010 Annual Report on Form 10-K will be furnished without charge to stockholders beneficially or of record at the close of business on April 11, 2011, on request to James L. Tyler, Secretary, at (405) 848-7551, Ext. 303. This Proxy Statement and the Company’s 2010 Annual Report on Form 10-K are also available on the website https://materials.proxyvote.com/761102.

Appendix A

The mission of the Board of Directors of The Reserve Petroleum Company (the “Company” or “Reserve”) is to be a strategic asset to the Company, both collectively and as individual directors (“Director(s)”), measured by the contribution it makes to the long-term success of the Company and the creation of stockholder value.

STATEMENT OF GOVERNANCE PRINCIPLES
OF
THE RESERVE PETROLEUM COMPANY
(AS OF MARCH 29, 2011)

The following Principles have been approved by the Board to emphasize its strong commitment to good corporate governance practices. Along with the charters and key practices of the Board committees as they may be established from time to time, these Principles are designed to provide the framework for the governance of Reserve and to assist the Board in the performance of its duties and the exercise of its responsibilities. The Board recognizes that the issues involved in corporate governance are dynamic and it will review these Principles and other aspects of Reserve governance not less than every three years or more often if deemed necessary. These Principles, as well as the charter of the Nominating Committees, the Company’s Bylaws and its Code of Business Conduct and Ethics, are available in print to any stockholder who requests them.

Role of Board and Management

The business and affairs of Reserve are conducted and managed by its employees, officers and chief executive officer (“CEO”) under the direction and oversight of the Board, to enhance the long-term value of the Company for its stockholders. The Board is elected by and accountable to the stockholders to oversee management, to provide strategic direction and to assure that the long-term interests of the stockholders are being served. In carrying out its responsibilities, the Board will exercise sound, informed, and independent business judgment. Both the Board and management recognize that the long-term interests of stockholders are advanced by responsibly addressing and adhering to good corporate governance principles. The Board also recognizes that to do so requires individual preparation by each Director and group deliberation by the Board, and that the Board’s responsibilities include both decision-making and oversight.

Qualifications

Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They also should be intelligent, inquisitive, independent and objective in thought, have practical wisdom and mature judgment and a willingness to gain an understanding of Reserve, its competitive position in its industry and its business strategy. Reserve endeavors to have a Board representing diverse experience at policy-making levels with a complimentary mix of skills and experience in areas relevant to the Company’s activities.

1

Among other things, the Board expects each Director to:

•	possess a college degree;

•	possess business experience and acumen in a field beneficial to the Company such as: Geology, Geophysical, Engineering, Legal, Financial, Accounting, or Information Technology;

•	possess a genuine interest in the Company, together with an understanding of the obligation to rank and file stockholders;

•	possess a reputation for honesty and integrity;

•	understand Reserve’s businesses;

•
review the materials provided in advance of meetings and any other materials provided to the Board from time to time, and to take the time and effort to be fully informed on the materials and issues presented;

•	strive for a collegial atmosphere showing mutual respect for all Directors and opinions;

•	actively, objectively and constructively participate in meetings and the strategic decision-making processes;

•	share his or her perspective, background, experience, knowledge and insights as they relate to the matters before the Board and its committees;

•	make decisions based on his or her honest, independent opinion of merit and the best long-term interest of Reserve; and

•
be available when requested to advise the CEO and Management on specific issues not requiring the attention of the full Board, but where an individual Director’s insights might be helpful to the CEO or Management.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.

The Company values the experience Directors bring from other boards on which they might serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a Director’s time and availability that may present conflicts or legal issues, including independence issues.

Directors should advise the chairperson of the Nominating Committee and the CEO before accepting membership on other boards of directors or any Audit Committee or other significant committee assignment on any other board of directors; or before establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the Director’s relationship to the Company. The Board believes that individuals should limit the number of boards of publicly traded, for-profit corporations on which they serve in order to give proper attention to their responsibility to each board. As a general policy, the Board believes that Directors should limit their service to not more than three boards of publicly traded companies in addition to that of the Company, but exceptions to this policy may be made in appropriate cases. Where a Director seeks to serve on more than three such boards, he or she should seek and obtain approval of the Nominating Committee for that service. At its discretion, the Nominating Committee may refer the approval to the full Board.

2

All memberships on other boards by the CEO will be considered and decided by the full Board based upon the Nominating Committee’s recommendation. As a general rule, the Board will discourage the CEO from serving on more than two boards of publicly traded for profit corporations, in addition to the Board of the Company. Regardless of whether Nominating Committee or Board approval is required for service on other boards, a Director seeking to serve on another board should notify the Nominating Committee, the CEO in advance of accepting such service, and should defer final acceptance of such a position until advised by the CEO that such service does not present legal or other serious problems for Reserve. The Board does not believe that arbitrary term limits on Directors’ service are appropriate, nor does it believe that Directors should expect to be re-nominated annually.

Independence of Directors

While the Board recognizes that Directors who do not meet the Company’s independence standards also make valuable contributions to the Board and to the Company by reason of their experience and wisdom, it is the Board’s goal that at least three of the Directors will be independent under the Marketplace Rules of the NASDAQ Stock Market and those additional guidelines adopted by the Board. The full Board will make affirmative determinations of the independence of each Director. Such determinations shall be made using the standards and processes approved and adopted from time to time by the full Board.

The Board has established the following guidelines to assist it in determining Director independence:

An independent director is a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Company is required to disclose in its annual proxy statement those Directors that the Board has determined to be independent under the rules of an exchange even though the Company is not a listed Company. Ownership of Reserve stock by itself should not preclude the Board from concluding that such Director is independent.

3

The following persons shall not be considered independent:

•	a director who is, or at any time during the past three years was, employed by the Company;

•
a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

▪	compensation for Board or Board committee service;

▪	compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or

▪	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

•	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an Executive Officer;

•
a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

▪	payments arising solely from investments in the Company's securities; or

▪	payments under non-discretionary charitable contribution matching programs.

•
a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity;

•
a director who is, or has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years; or

•	a director who serves on the Board of another publicly traded E&P company.

The three year look-back periods referenced above commence on the date the relationship ceases. For example, a Director employed by the Company is not independent until three years after such employment terminates.

For purposes of determining independence, "Family Member" means a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home.

As used in these Principles, “Executive Officer” means the Company’s President, chief operating officer, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president in charge of a principal business unit, division or function (such as marketing, merchandising, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company, in all cases including officers of the Company’s subsidiaries if they perform policy-making functions for the Company.

4

Size of Board and Selection Process

Nominees for Director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. In connection with the selection of nominees for Director, due consideration will be given to the Board’s overall balance of perspectives, backgrounds and experiences. The Nominating Committee will consider any suggestions offered by other Directors or stockholders with respect to potential Directors. Stockholders may propose nominees for consideration by the Nominating Committee by submitting the names and supporting information in accordance with the Company’s Bylaws to: Secretary, The Reserve Petroleum Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116.

The Board proposes a slate of nominees to the stockholders for election to the Board. The Board also determines the number of Directors on the Board provided that there are at least three and no more than fifteen. Between annual stockholder meetings, the Board may elect Directors to serve until the next annual meeting for electing that class of directors. The Board as a whole will be responsible for nominating individuals for election to the Board by the Stockholders, and for filling vacancies on the Board that may occur between annual meetings of the Stockholders. The Nominating Committee will be responsible for identifying, screening, and recommending candidates to the entire Board.

Board Committees

The Board currently has two standing Committees - Nominating Committee and the Executive Committee. The Board may, from time to time, expand the number of standing committees or form ad hoc committees. The Nominating Committee will be composed of at least three Directors, a majority of which will be Independent Directors and will have a written charter. The current charters of these committees will be mailed to stockholders on written request. The committee chairs report the highlights of their meetings to the full Board following each meeting of the respective committees. The Nominating Committee normally holds meetings in conjunction with meetings of the full Board. The size, membership, and chairs of each committee will be determined by the Board and will comply with legal requirements. The membership and chairs of the standing committees may be rotated from time to time to allow Directors to serve on various committees over time and to promote continuity of membership and leadership on each committee. The Nominating Committee will provide recommendations to the Board regarding the size, membership, chairs and rotation of committees. The Chairman and CEO may participate in any committee meeting except when such participation would present a conflict of interest or, in the case of a Chairman who is also the CEO, when the meeting is a non-management executive session of the committee or Board.

5

Setting Board Agenda

The Chairman of the Board, CEO (if not the Chairman) and Secretary establish the agenda for each Board meeting, taking into account suggestions of other Directors. Directors are encouraged to suggest the inclusion of agenda items or revisions to meeting materials; the Chairman is expected from time to time to ask Directors for their suggestions on these items. Each Director is free to raise at any Board meetings items that are not on the agenda for that meeting. Proposed agendas and materials for meetings are generally delivered well in advance of each Board and Committee meeting. In certain cases, due to the sensitive nature of a matter, presentations are provided only at the Board or Committee meeting. Directors are expected to review and devote appropriate time to studying Board materials. In addition, the CEO periodically distributes to all Board members items of topical interest relating to Reserve, its operating environment, and the markets that it serves.

Communication with Directors

A shareholder may contact one or more members of the Board of Directors by writing to the Company’s Secretary. Anyone who has a concern about Reserve’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company’s Secretary. Such communications may be confidential or anonymous, and may be e-mailed, or submitted by mail. All such concerns will be forwarded to the appropriate Directors for their review. The status of all outstanding concerns will be reported to the Board on a quarterly basis. The Board may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. The Company is prohibited from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern. Reserve will provide upon request a mailing address and an e-mail address for communications with the designated representative of the Independent Directors as a group, regarding a shareholder proposal, or any accounting, internal accounting controls or auditing matters.

Access to Senior Management

Directors have complete and open access to the Company’s management. In addition, the Company’s executive officers routinely attend Board and Committee meetings. The Board encourages its executive officers to bring other officers and managers into Board or Committee meetings or other scheduled events from time to time to provide additional insight into matters being considered or to expose the Board to individuals with high potential for significant leadership roles in the Company. Additionally, Directors may from time to time meet individually with members of management. Independent Directors are encouraged to contact senior managers of the Company without executive officers or the CEO present. Board members use judgment to be sure that this contact is not distracting to the business operation of the Company. Such contact, if in writing, is copied to the CEO.

6

Access to Independent Advisors

The Board and its committees shall have the right at any time to retain independent outside financial, legal or other advisors.

Evaluation of Corporate Governance Principles

The Nominating Committee will review Reserve’s Corporate Governance Principles from time to time as developments or circumstances make review of particular Principles appropriate. The Committee will report to the full Board for its consideration and adoption any recommendations for additions or amendments to the Principles.

Confidentiality

The proceedings and deliberations of the Board and its committees shall be confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director.

7

Appendix B

CHARTER OF THE NOMINATING COMMITTEE
OF
THE RESERVE PETROLEUM COMPANY

(As adopted on November 16, 2004)

1.	Purpose

The Nominating Committee (the “Committee”) shall assist the full Board of Directors in fulfilling its responsibilities to assure that The Reserve Petroleum Company (“the Company”) is governed in a manner consistent with the interests of its shareholders. Without limiting the foregoing, the Committee shall advise the Board with respect to: (a) Board organization, membership and function; (b) the Company’s Statement of Governance Principles, its operation and any modifications to such policy; and (c) other matters relating to corporate governance and the rights and interests of the Company’s shareholders.

2.	Organization

The Committee shall consist of at least three Directors, a majority of which shall be Independent Directors (as defined in and determined pursuant to the Company’s Statement of Governance Principles). The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified. The Board, upon recommendation by the Nominating Committee, may remove any committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

3.	Meetings and Other Actions

The Committee shall meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee or the Chairman of the Board. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Company’s bylaws, including bylaw provisions governing notices of meetings, waivers thereof, the number of Committee members required to take actions at meetings or by written consent, and other related matters. Unless otherwise authorized by an amendment to this Charter, the Nominating Committee shall not delegate any of its authority to any subcommittee. Reports of meetings and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman or his or her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

8

4.	Goals, Responsibilities and Authority

In carrying out its mission, the Committee shall have the following goals, responsibilities and authority:

Board of Directors

A.Evaluate periodically the desirability of and recommend to the Board any changes in the size and composition of the Board.

B.Select and evaluate Directors in accordance with the general and specific criteria as provided in and determined pursuant to the Company’s Statement of Governance Principles. Subject to the right of the Committee and the Board to decide otherwise when deemed appropriate, the Chief Executive Officer of the Company generally should be a Director and, depending on the circumstances, certain other members of management, as well as certain individuals having relationships with the Company that prevent them from being independent Directors, may be appropriate members of the Board.

C.Evaluate each new Director candidate and each incumbent Director before recommending that the Board nominate or re-nominate such individual for election or reelection (or that the Board elect such individual on an interim basis) as a Director based on the extent to which such individual meets the criteria identified above and remedying any deficiencies therein. Each annual decision to re-nominate incumbent Directors should be based on a careful consideration of each such individual’s contributions, including the value of his or her experience as a Director of the Company, the availability of new Director candidates who may offer unique contributions, and the Company’s changing needs.

D.Diligently seek to identify potential Director candidates who will strengthen the Board and remedy any perceived deficiencies in the criteria identified above. This should include establishing procedures for soliciting and reviewing potential nominees from Directors and shareholders and for advising those who suggest nominees of the outcome of such review. The Nominating Committee shall have sole authority to retain and terminate any search firm used to identify Director candidates and to approve any such search firm’s fees and other terms of retention.

E.Submit to the Board the candidates for Director to be recommended by the Board for election at each annual meeting of shareholders and to be added to the Board at any other times due to Board expansions, Director resignations or retirements or otherwise.

9

F.Monitor performance of Directors based on the general criteria and the specific criteria applicable to each such Director. If any serious problems are identified, work with such Director to resolve such problems or, if necessary, seek such Director’s resignation or recommend to the Board such person’s removal.

Corporate Governance

G.Develop and recommend to the Board a Statement of Governance Principles and any changes therein, setting forth the corporate governance principles applicable to the Company.

H.Monitor and make recommendations to the Board on other matters of Board policies and practices relating to corporate governance.

I.       Review and make recommendations to the Board regarding proposals of shareholders that relate to corporate governance.

Other Matters

J.      The Committee also shall oversee the Company’s policies and practices regarding philanthropic and political activities and undertake such additional activities within the scope of its primary functions as the Committee may from time to time determine.

5.	Additional Resources

The Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities.

10

THE RESERVE PETROLEUM COMPANY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 17, 2011
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Cameron R. McLain and Kyle McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation to vote for and in the name, place and stead of the undersigned at the 2011 Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 17, 2011, at 3:00 p.m., local time, and any adjournment thereof, all of the stock of the Company, which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.

This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the Annual Meeting, matters not known to management prior to the date of the Proxy Statement, which are presented to the meeting, and the approval of the form of minutes of the 2010 Annual Stockholders’ Meeting.

Election of Directors
WITHHOLD
VOTE FOR	AUTHORITY TO VOTE	NOMINEE
()	()	Mason McLain
()	()	Cameron R. McLain
()	()	Kyle McLain
()	()	Robert T. McLain
()	()	Jerry L. Crow
()	()	Robert L. Savage
()	()	Marvin E. Harris, Jr.
()	()	William M. (Bill) Smith
()	()	Doug Fuller

Ratification of the Selection of HoganTaylor LLP as Independent Registered Public Accounting Firm for 2011
VOTE FOR	VOTE AGAINST	ABSTAIN
()	()	()

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

IN WITNESS WHEREOF the undersigned has executed this Proxy on the ____day of _______________, 2011.

Signature

Signature if held jointly

Address

Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy Card promptly in the enclosed prepaid envelope to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give their full titles. When shares are held by joint tenants, both should sign. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Must arrive in this office by May 16, 2011 to be counted.